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                                                                    EXHIBIT 99.1

[LETTERHEAD OF WEINGARTEN REALTY INVESTORS]

NEWS RELEASE
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                    Information: Kelly
                    (713) 866-6050
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                  WEINGARTEN REALTY INVESTORS SIGNS CONTRACT
                      TO ACQUIRE 19 SUPERMARKET-ANCHORED
                        SHOPPING CENTERS IN CALIFORNIA

Houston, Texas, January 17, 2001: Weingarten Realty Investors (NYSE:WRI) announced today that they have signed an agreement to purchase nineteen supermarket-anchored shopping centers from Burnham Pacific Properties, Inc. (NYSE:BPP). The purchase price consists of $145.5 million cash and the assumption by WRI of a loan with a balance of approximately $132 million.

The nineteen properties, which are over 96% leased, are all located in California and aggregate approximately 2.5 million square feet. Specifically, the majority of the centers (11) are located in the San Francisco Bay/Sacramento area while six are in and around Los Angeles. (See list attached.)

Drew Alexander, President and CEO of WRI, stated, "This transaction represents a great opportunity for us to acquire a high-quality supermarket-anchored portfolio in exceptional markets." He added, "We are particularly excited about the anchors which include Ralph's (Kroger), Albertson's, Safeway, Raley's and Food 4 Less (Fleming Company). Additionally, the properties include other well known anchor retailers including Target, K-Mart, Home Depot, and Walgreens, with whom we have solid long-standing relationships. " Alexander further stated that WRI estimates a return on investment in excess of 10% on these assets during 2001, with additional upside through contractual rent steps and market increases as leases mature.

Upon the closing of this transaction, if WRI were to prepay the loan (which it has no intention to do), it would have a contingent obligation
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of approximately $12 million. Such contingent obligation is amortized over the term of the loan and represents the unamortized premium which the lender originally paid to buy up the interest rate.

A Conference Call along with a web-simulcast has been scheduled for Thursday, January 18, 2001 at 10:00 AM Central Time. Interested parties can access the web-cast off the Company's website at www.weingarten.com, while tele-conference
                                      ------------------
participants can call in at 212-271-4764 in advance of the call. Additionally, the conference call will be archived on the Company's website approximately two hours following the conclusion of the call.

Weingarten Realty Investors is a Houston, Texas, based real estate investment trust with 254 income-producing properties in 14 states, primarily in the Southwest. Included in the portfolio are 197 neighborhood and community shopping centers, 55 industrial properties, one apartment complex and one office building, aggregating 30 million square feet. The Company's common shares are listed on the New York Stock Exchange, trading under the symbol, "WRI".

                                       ##

Statements included herein that state the Company's or Management's intentions, hopes, beliefs, expectations or predications of the future are "forward-looking" statements within the meaning of the Private Securities Litigation Reform Act of 1995 which by their nature, involve known and unknown risks and uncertainties. The Company's actual results, performance or achievements could differ materially from those expressed as implied by such statements. Reference is made to the Company's regulatory filings with the Securities and Exchange Commission for information or factors which may impact the Company's performance.
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                         CALIFORNIA PROPERTY PORTFOLIO

          PROPERTY                   LOCATION                  GLA               MAJOR TENANTS
                                                              OWNED
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   San Francisco Bay Area/
       Sacramento
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
Arcade Square                       Sacramento                 76,497   Grocery Outlet (Regional Chain)
---------------------------------------------------------------------------------------------------------
Southhampton                         Benicia                  162,390               Raley's
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Valley 580 Marketplace            Castro Valley               101,565      PW Foods (Regional Chain),
                                                                                24-Hour Fitness
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Creekside                           Vacaville                 116,229               Raley's
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Discovery Plaza                     Sacramento                 93,398       Bel Air Market (Raley's)
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Gateway Plaza                        Fremont                  195,092       Raley's, 24-Hour Fitness
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Prospectors Plaza                  Placerville                219,112    Albertson's, Kmart, Long Drugs
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Santa Rosa Value Center             Santa Rosa                198,528        Food 4 Less (Fleming),
(Stony Point)                                                                 Home Base, Rite Aid
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Silver Creek Plaza                   San Jose                 134,038          Safeway, Walgreens
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Summer Hills Plaza                Citrus Heights              133,614               Raley's
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Sunset Center                      Suisun City                 85,198        Albertson's, Rite Aid
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Los Angeles
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Buena Vista Marketplace               Duarte                   90,805           Ralph's (Kroger)
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Centerwood Plaza                    Bellflower                 70,992  32nd St. Market, Basically-A-Buck
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Menifee Town Center                  Menifee                   82,636           Ralph's (Kroger)
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Westminster Center                 Westminster                411,417       Albertson's, Home Depot,
                                                                         Office Max, Rite Aid, Pet Co,
                                                                          Hollytron, Edwards Theaters
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Ralph's Center                    Redondo Beach                66,700           Ralph's (Kroger)
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San Marcos Plaza                    San Marcos                 35,880       Albertson's (non owned)
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Other Parts of California
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Hallmark Town Center                  Madera                   85,066        Food 4 Less (Fleming)
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Shasta Crossroads                    Redding                  121,334        Food 4 Less (Fleming)
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